FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
FIXED ASSETS, NET
NOTE 5 -	FIXED ASSETS, NET

	December 31,
	2025	2024
	USD in thousands
Cost:
Computers and software	1,000	986
Office furniture and equipment	345	345
Leasehold improvements	392	502
	1,737	1,833
Less – accumulated depreciation	1,550	1,510
Fixed assets, net	187	323

Depreciation expenses for the years ended December 31, 2025, and December 31, 2024, were $161 and $200, respectively.